Exhibit 10.5(e)

Schedule of ATM Warrants Issued

Through May 10, 2013, warrants in the form filed as Exhibit 10.5(a) to this Quarterly Report on Form 10-Q of KiOR, Inc. were issued pursuant to Amendment No. 1 to the Loan and Security Agreement dated as of March 18, 2013 among the Company, KiOR Columbus LLC, 1538731 Alberta Ltd., 1538716 Alberta Ltd. and KFT Trust, Vinod Khosla, Trustee as follows:

Date Issued	Warrantholder	Numbers of Underlying Shares	Exercise Price
March 18, 2013	1538731 Alberta Ltd.	148,355	$5.71
	1538716 Alberta Ltd.	264,890	$5.71
	KFT Trust, Vinod Khosla, Trustee	206,622	$5.71
April 24, 2013	KFT Trust, Vinod Khosla, Trustee	91,302	$4.42